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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                          NATIONAL FUEL GAS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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                          NATIONAL FUEL GAS COMPANY


Administrative Committee
  P.C. Ackerman
  A.M. Cellino
  J.P. Pawlowski
  D.J. Seeley

                                                             10 Lafayette Square
                                                             Buffalo, NY 14203

                                                             January 16, 1998



TO PARTICIPANTS IN THE NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN FOR NON-UNION EMPLOYEES

        The Annual Meeting of Stockholders of National Fuel Gas Company will be held on February 26, 1998. The enclosed Notice of the Annual Meeting of Stockholders and Proxy Statement is being distributed to stockholders of record as of December 29, 1997. The 1997 Annual Report was sent to you under separate cover.

        The Trustee of National Fuel's Tax-Deferred Savings Plan for Non-Union Employees (the "401(k) Plan") holds shares of Company Common Stock that are allocated to participants' accounts in the 401(k) Plan. The 401(k) Plan provides that each participant will have the right to give voting instructions to the Trustee regarding the number of shares of Company Common Stock held on his or her behalf by the Trustee on the voting record date.

        Enclosed is a voting instruction card that relates only to shares held for you by Vanguard Fiduciary Trust Company, Trustee for the 401(k) Plan. To be sure that shares held for you will be voted, we encourage you to vote by telephone using the new control number located in the box in the lower right hand corner of the enclosed card. However, if you prefer, please complete, sign, and date the enclosed card and return it in the envelope provided.

        If you have already received another proxy card that relates to other shares, also be sure to vote those shares. If you vote by telephone, use the control number on that particular card for those shares.


                                       Very truly yours,


                                       ANNA MARIE CELLINO
                                       -------------------------------------
                                       Anna Marie Cellino
                                       Chairman

Enclosures